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                                                                   Exhibit 10


                                 FIRST AMENDMENT
        TO AMENDED AND RESTATED MULTICURRENCY REVOLVING CREDIT AGREEMENT


         First Amendment dated as of October 31, 1997 to Amended and Restated Multicurrency Revolving Credit Agreement (the "First Amendment"), by and among SENSORMATIC ELECTRONICS CORPORATION, a Delaware corporation (the "Parent"), BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks"), amending certain provisions of the Amended and Restated Multicurrency Revolving Credit Agreement dated as of March 18, 1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Parent, the other Borrowing Subsidiaries (as such term is defined in the Credit Agreement) which may from time to time become parties thereto in accordance with the terms thereof (collectively with the Parent, the "Borrowers"), the Banks and BANKBOSTON, N.A. as agent for the Banks (in such capacity, the "Agent"), with NATIONSBANK, N.A. as syndication agent thereunder. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrowers and the Majority Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         ss.1.    Amendment to ss.1 of the Credit Agreement. Section 1 of the
Credit Agreement is hereby amended as follows:

         (a) the definition of "Consolidated Net Worth" is hereby amended by deleting such definition in its entirety and restating it as follows:

                  Consolidated Net Worth. The consolidated stockholders equity of the Parent and its Subsidiaries determined in accordance with generally accepted accounting principles, provided, however, solely for purposes of calculating compliance with the financial covenants set forth in ss.ss.10.1, 11.2 and 11.3 hereof, the Shareholder Litigation Charge, to the extent deducted as a charge in arriving at Consolidated Net Worth, shall be added back to Consolidated Net Worth.

         (b) Section 1 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:



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                  Class Action Settlement. The settlement or any proposed
         settlement of the shareholders' class actions filed in 1995 and consolidated before the Hon. William Zloch, United States District Judge for the United States District Court for the Southern District of Florida.

                  CTA. Each currency translation adjustment that results in a change (whether positive or negative) in the foreign currency adjustment account balance which the Parent records as an equity account on its balance sheet pursuant to generally accepted accounting principles.

                  EBIT. With respect to any fiscal period, an amount equal to Consolidated Net Income for such fiscal period after eliminating therefrom, without duplication, all non-cash extraordinary nonrecurring items of gains or losses for such period and after eliminating therefrom the Parent's September 30, 1997 restructuring charge and the Shareholder Litigation Charge for such period in which such charges relate, plus, to the extent otherwise deducted in arriving at Consolidated Net Income and without duplication, (a) tax expense for such period, plus (b) Net Interest Expense for such period, all as determined in accordance with generally accepted accounting principles.

                  Interest Coverage Ratio. As at any date of determination, the ratio of (a) EBIT of the Parent and its Subsidiaries for the Reference Period ending on such date to (b) Net Interest Expense of the Parent and its Subsidiaries for such Reference Period.

                  Net Interest Expense. As at any date of determination, (a) Consolidated Total Interest Expense of the Parent and its Subsidiaries for the relevant period, less (b) interest income of the Parent and its Subsidiaries for such period as determined in accordance with generally accepted accounting principles.

                  Reference Period. Each period of four consecutive complete fiscal quarters (or such shorter period of three consecutive fiscal quarters as has elapsed since June 30, 1997).

                  Shareholder Litigation Charge. The after tax charge taken by the Parent on or before December 31, 1997, associated with the Class Action Settlement and in accordance with generally accepted accounting principles, less any subsequent insurance recoveries (such recoveries to be net of taxes and expenses incurred in connection with such recoveries) received by the Parent (whether by assignment or otherwise) in connection therewith; provided, however, for purposes of calculating compliance with the financial covenants set forth in ss.11 hereof, such charge shall not exceed, in the aggregate, $40,000,000.

         ss.2. Amendment to ss.8 of the Credit Agreement. Section 8 of the Credit Agreement is hereby amended as follows:




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                                  -3-


         (a) Section 8.4(b) of the Credit Agreement is hereby amended by deleting ss.8.4(b) in its entirety and restating it as follows:

                  (b) Except for (x) matters disclosed in the Parent's (i) Forms 10-K for the fiscal years ended, respectively, June 30, 1996 and June 30, 1997 (the "Forms 10-K"), (ii) Forms 10-Q for the quarterly periods ended, respectively, September 30, 1996, December 31, 1996 and March 31, 1997 (the "Forms 10-Q") and (iii) Form 8-K filed on November 21, 1996 (the "Form 8-K") (other than the actions, suits and proceedings that are subject to the Class Action Settlement), as to which the ultimate outcome, and whether or not such matters could reasonably be expected to have a Material Adverse Effect, are not known at this time (or, if the outcome is known, such outcome could not reasonably be expected to have a Material Adverse Effect), (y) the actions, suits and proceedings that are subject to the Class Action Settlement, the outcome of which the Parent believes will not have a Material Adverse Effect, and (z) any other actions, suits or proceedings based primarily on allegations similar to those contained in the actions, suits or proceedings that are the subject of clauses (x) and (y) above, since June 30, 1997, there has been no event, act, condition or occurrence having a Material Adverse Effect; provided, that, during the term of this Credit Agreement and after the Closing Date, future representations as to the matters set forth in this ss.8.4 shall be deemed to refer to the most recent financial statements delivered pursuant to ss.9.4(a) or (b), respectively, including notes thereto and any statement of the Parent or auditors accompanying such financial statements

         (b) Section 8.5 of the Credit Agreement is hereby amended by deleting ss.8.5 in its entirety and restating it as follows:

                  8.5. No Litigation. Except for (x) the proceedings described in the Forms 10-K, the Forms 10-Q and Form 8-K referred to above (other than those that are subject to the Class Action Settlement), as to which the ultimate outcome, and whether or not such matters could reasonably be expected to have a Material Adverse Effect, are not known at this time (or, if the outcome is known, such outcome could not reasonably be expected to have a Material Adverse Effect), and any other actions, suits or proceedings based primarily on allegations similar to those contained in such proceedings disclosed in such Forms 10-K, Forms 10-Q and Form 8-K, and (y) the proceedings that are subject to the Class Action Settlement, the outcome of which the Parent believes will not have a Material Adverse Effect, there is no action, suit or proceeding pending, or to the knowledge of each Borrower, threatened, against or affecting such Borrower or any of the Subsidiaries of such Borrower before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a Material Adverse Effect or which could impair in any material respect the ability of the Borrowers taken as a whole or, on the occasion of each borrowing, of the Borrower making such borrowing, to perform its obligations under, this Credit Agreement, the Notes or any of the other Loan Documents executed by




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         such Borrower. In addition, there is no action, suit or proceeding pending, or to the knowledge of each Borrower threatened, against or affecting such Borrower or any of the Subsidiaries of such Borrower before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity of this Credit Agreement, the Notes or any of the other Loan Documents executed by such Borrower.

         ss.3. Amendment to ss.10 of the Credit Agreement. Section 10.9 of the Credit Agreement is hereby amended by deleting all the text which immediately follows the words "provided, however," and inserting in place thereof the following:

         "so long as no Default or Event of Default has occurred and is continuing or would exist as a result of such a transaction, the Parent and its Subsidiaries shall be permitted to (a) enter into a sale and leaseback transaction pertaining to the Parent's "Corporate Office Building" located at 951 Yamato Road, Boca Raton, Florida 33431 and the Parent's "Boca Operations Center" located at 6600 Congress Avenue, Boca Raton Florida 33487 so long as the purchase price for each such sale and leaseback is no less than the fair market value of the applicable asset at the time of the sale and (b) other sale and leaseback transactions so long as (i) the aggregate net cash proceeds received for all such sales or dispositions does not exceed $5,000,000 during the term of this Credit Agreement and (ii) the purchase price for each such sale and leaseback is no less than the fair market value of the applicable asset at the time of the sale."

         ss.4. Amendment to ss.11 of the Credit Agreement. Section 11 of the Credit Agreement is hereby amended as follows:

         (a) Section 11.1 of the Credit Agreement is hereby amended by deleting ss.11.1 in its entirety and restating it as follows:

                  11.1. Net Worth. The Parent will not permit at any time its Consolidated Net Worth to be less than (a) $730,000,000 less the Shareholder Litigation Charge, plus (i) if the date of determination is any day during the period from and including January 1, 1997 through June 30, 1998 ("Period 1"), 100% of the aggregate net CTA from the first day of Period 1 to through the date of determination; (ii) if the date of determination is any day during the period from and including July 1, 1998 through June 30, 1999 ("Period 2"), the sum of the 100% of the aggregate net CTA for Period 1, plus seventy five percent (75%) of the aggregate net CTA from the first day of Period 2 through such date of determination; and (iii) if the date of determination is any day during the period commencing on or after July 1, 1999 ("Period 3"), the sum of 100% of the aggregate net CTA for Period 1 plus seventy five percent (75%) of the aggregate net CTA for Period 2 plus fifty percent (50%) of the aggregate net CTA during the period from and including the first day of Period 3 through the date of determination; plus (b) the cumulative sum of fifty percent (50%) of Consolidated Net Income (without reduction for any net losses) for each



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         completed fiscal year ending after June 30, 1997 and on or before the date 120 days prior to the date of determination, plus (c) for the then current fiscal year, the cumulative sum of fifty percent (50%) of Consolidated Net Income (without reduction for any net losses) from the beginning of such year to the last day of the Fiscal Quarter of the Parent most recently ended as of the date sixty (60) days prior to the date of determination. For purposes of calculating compliance with this ss.11.1, the Parent will include as a debit (without duplication of any amounts which already may be reflected in the financial statements of the Parent or its Subsidiaries with respect to such amounts) the net after tax charge of any judgment or settlement in respect of any litigation described in Forms 10-K, Forms 10-Q or Form 8-K (as defined in ss.8.4(b) hereof) or any other actions, suits or proceedings based primarily on allegations similar to those contained in such proceedings, in the case of a judgment, upon the entry of such judgment by the court (unless such judgment is being appealed and execution of such judgment is stayed) and, in the case of a settlement, upon the approval of such settlement by the court (or, if such settlement is not to be approved by the court, upon payment of such settlement).

         (b) Section 11 of the Credit Agreement is further amended by inserting the following immediately after the end of ss.11.3:

                  11.4. EBIT to Interest. The Parent will not, as of the end of any Reference Period ending on any date described in the table set forth below, permit the Interest Coverage Ratio for such Reference Period to be less than the ratio set forth opposite such period in such table:

             --------------------------------------- -------------------------
                   Reference Period Ending                         Ratio
             --------------------------------------- -------------------------
                           03/31/98                              1.05:1.00
             --------------------------------------- -------------------------
               06/30/98 , 09/30/98 and 12/31/98                  1.70:1.00
             --------------------------------------- -------------------------
                     03/31/99 - 06/30/99                         1.90:1.00
             --------------------------------------- -------------------------
             the last day of each fiscal quarter
                      ending thereafter                          2.00:1.00
             --------------------------------------- -------------------------



         ss.5. Amendment to Exhibit I. The Compliance Certificate Worksheet attached to Exhibit I to the Credit Agreement is hereby amended by making all modifications to the financial covenants and definitions used therein (including, without limitation, adding the Interest Coverage Ratio set forth in ss.11.4 to the Credit Agreement) to conform such definitions and covenants to the definitions and covenants to the Credit Agreement as modified by this First Amendment.

         ss.6. Consent to Amendment to Senior Notes. Upon the effectiveness of this First Amendment as set forth in ss.7 below, the Majority Banks hereby consent to the amendment of the Note Agreement (1996) provided such amendment is substantially in the form and substance as the amendment attached hereto as Exhibit A.


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         ss.7. Conditions to Effectiveness. This First Amendment shall not become effective until the Agent receives the following:

         (a) a counterpart of this First Amendment executed by the Borrowers and the Majority Banks;

         (b) evidence satisfactory to the Agent that the Parent has obtained an amendment to the covenants contained in the Note Agreement (1996), which amendment shall be in form and substance satisfactory to the Agent;

         (c) receipt by the Agent for the respective pro rata accounts of each Bank consenting to this First Amendment of an amendment fee, in cash, in amount equal to five basis points on the aggregate Commitments of all the Banks consenting to this First Amendment.

         ss.8. Representations and Warranties. Each of the Borrowers hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.8 of the Credit Agreement (except to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrowers hereby represents and warrants that the execution and delivery by such Borrower of this First Amendment and the performance by such Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, and further represents and warrants that the execution and deliver by such Borrower of this First Amendment and the performance by such Borrower of the transactions contemplated hereby will not contravene, or constitute a default under, any material provision of applicable law or regulation or, to the best of the Borrower's knowledge, of any material agreement relating to Debt, or other material instrument relating to Debt, judgment, injunction, order or decree binding upon the Borrower.

         ss.9. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         ss.10. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent or the Banks consequent thereon.

         ss.11. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.


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         ss.12. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

                                    SENSORMATIC ELECTRONICS
                                    CORPORATION


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    BANKBOSTON, N.A.



                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    SUN TRUST BANK, SOUTH FLORIDA, N.A.



                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    CITIBANK, N.A.



                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

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                                    THE FUJI BANK LIMITED,
                                    NEW YORK BRANCH



                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    CIBC, INC.



                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    NATIONSBANK, N.A.



                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    UNION BANK OF SWITZERLAND,
                                    NEW YORK BRANCH


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    LTCB TRUST COMPANY


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:



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                                    MITSUBISHI TRUST & BANKING
                                    CORPORATION (U.S.A.)



                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    THE SUMITOMO BANK, LIMITED


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    THE YASUDA TRUST AND BANKING
                                    COMPANY LIMITED, NEW YORK BRANCH


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED, ATLANTA AGENCY


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                    INSTITUTO BANCARIO SAN PAOLO di
                                    TORINO SPA


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:

                                    By:
                                       -------------------------------------
                                    Name:
                                    Title: